UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) February 15, 2001

                        RETURN ON INVESTMENT CORPORATION
             (Exact name of registrant as specified in its chapter)

          DELAWARE                 033-36198                22-3038309
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)

1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                   30144
      (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (770) 517-4750

Item 7. Financial Statements and Exhibits.

(A) FINANCIAL STATEMENTS OF S.A.F.E. The audited financial statements for S.A.F.E. Systems, Inc., the business acquired by the Company in the merger of February 15, 2001 follow.

                             S.A.F.E. SYSTEMS, INC.
                             ----------------------
                              FINANCIAL STATEMENTS
                              --------------------
                           DECEMBER 31, 2000 AND 1999
                           --------------------------

                             S.A.F.E. SYSTEMS, INC.
                             ----------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

Independent Auditors' Report                                                   1
Financial Statements
    Balance Sheet                                                              2
    Statement of Income and Earnings
       (deficit) Reinvested in the Business                                    3

Statement of Cash Flows                                                        4

Notes to Financial Statements                                               5-10

         Certified Public Accountants

           CULUMBER & SCANLAN, LTD.                   Michael J. Culumber, CPA
1110 Jorie Boulevard, Oak Brook, Illinois 60523       John M. Scanlan, CPA
  Telephone (630) 990-1110 Fax (630) 990-1128         Joseph A. Leo, CPA

                                                      March 2, 2001

                          Independent Auditors' Report
                          ----------------------------

To the Shareholders
S.A.F.E. Systems, Inc.
Batavia, Illinois

We have audited the accompanying balance sheets of S.A.F.E. Systems, Inc. as of December 31, 2000 and 1999, and the related statements of income and earnings (deficit) reinvested in the business, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as explained in the following paragraph, we conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

During 1999 the company did not maintain certain customary accounting records and supporting documents relating to transactions with suppliers and customers, nor, in our opinion, was the system of internal control adequate to provide safeguards of assets and assure proper recording of transactions. Accordingly, it was impracticable to extend our procedures sufficiently to determine the extent to which the financial statements may have been affected by these conditions.

Since the company did not maintain certain customary accounting records or documents, or an adequate system of internal control, as described in the preceding paragraph, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the financial statements referred to above, for the year ended December 31, 1999.

To the Shareholders
S.A.F.E. Systems, Inc.
Batavia, Illinois

In our opinion, the balance sheet of S.A.F.E. Systems, Inc. as of December 31, 2000, and the related statement of income and earnings (deficit) reinvested in the business, and cash flows for the year ended December 31, 2000, present fairly, in all material respects, the financial position of S.A.F.E. Systems, Inc. as of December 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in the notes to financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the notes. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                 /s/ Culumber & Scanlan, Ltd.

                             S.A.F.E. SYSTEMS, INC.
                             ----------------------

                                  BALANCE SHEET
                                  -------------

                                  DECEMBER 31,
                                  ------------

                                     ASSETS
                                     ------

                                                        2000            1999
                                                    ------------    ------------
CURRENT ASSETS
    Cash                                            $        419    $    796,891
    Accounts receivable, less allowance
       for doubtful accounts of $30,000
       and $25,000                                        77,358         143,882
    Finance reserve                                       18,920              --
    Deposits                                              12,037          10,450
                                                    ------------    ------------
                                                         108,734         951,223
                                                    ------------    ------------
EQUIPMENT AND LEASEHOLD IMPROVEMENTS
    Equipment                                            143,181          79,481
    Leasehold improvements                                35,306          35,306
                                                    ------------    ------------
                                                         178,487         114,787
                                                    ------------    ------------
    Less accumulated depreciation                         40,550          11,430
                                                    ------------    ------------
                                                         137,937         103,357
                                                    ------------    ------------
OTHER ASSETS                                              47,272          24,839
                                                    ------------    ------------
                                                    $    293,943    $  1,079,419
                                                    ============    ============

                 See accompanying notes and accountants' report.

                             S.A.F.E. SYSTEMS, INC.
                             ----------------------

                   STATEMENT OF INCOME AND EARNINGS (DEFICIT)
                   ------------------------------------------

                           REINVESTED IN THE BUSINESS
                           --------------------------

                        FOR THE YEARS ENDED DECEMBER 31,
                        --------------------------------

                                                      2000             1999
                                                  ------------     ------------
REVENUES
    Consulting                                    $  1,442,125     $  2,294,810
    Software sales                                   1,400,000               --
    Other income                                        11,256            2,149
                                                  ------------     ------------
                                                     2,853,381        2,296,959
                                                  ------------     ------------
EXPENSES
    Cost of operations                               2,357,740        1,872,525
    Selling, general and administrative                606,699          721,762
    Interest                                           103,070            6,997
                                                  ------------     ------------
                                                     3,067,509        2,601,284
                                                  ------------     ------------
                  NET (LOSS)                          (214,128)        (304,325)

Earnings (deficit) reinvested in the
    business at beginning of year                     (152,945)         151,380

Repurchase of stock                                    (84,450)              --
                                                  ------------     ------------
Earnings (deficit) reinvested in the
    business at end of year                       $   (451,523)    $   (152,945)
                                                  ============     ============

                 See accompanying notes and accountants' report.

                             S.A.F.E. SYSTEMS, INC.
                             ----------------------

                             STATEMENT OF CASH FLOWS
                             -----------------------

                        FOR THE YEARS ENDED DECEMBER 31,
                        --------------------------------

                                                      2000             1999
                                                  ------------     ------------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
    Net (loss)                                    $   (214,128)    $   (304,325)
    Adjustments to reconcile net (loss)
       to net cash provided by operating
       activities
          Depreciation                                  29,120           11,147
          (Increase) decrease in accounts
            receivable and other current assets         46,017            9,373
          Increase (decrease) in accounts
            payable and other current
            liabilities                                (25,349)         352,266
                                                  ------------     ------------
NET CASH PROVIDED (USED) BY OPERATING
    ACTIVITIES                                        (164,340)          68,461
                                                  ------------     ------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES
    Purchase of fixed assets                           (63,700)        (114,787)
    Purchase of other assets                           (22,433)         (24,839)
                                                  ------------     ------------
NET CASH (USED) BY INVESTING ACTIVITIES                (86,133)        (139,626)
                                                  ------------     ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
    Proceeds from increased debt                       839,000          805,000
    Reduction of debt                               (1,300,000)         (17,150)
    Proceeds from sale of common stock                     176              549
    Purchase of common stock                           (85,175)              --
                                                  ------------     ------------
NET CASH PROVIDED (USED) BY FINANCING
    ACTIVITIES                                        (545,999)         788,399
                                                  ------------     ------------
INCREASE (DECREASE) IN CASH AND CASH
    EQUIVALENTS                                       (796,472)         717,234
                                                  ------------     ------------
Cash and cash equivalents at beginning
    of year                                            796,891           79,657
                                                  ------------     ------------
Cash and cash equivalents at end of year          $        419     $    796,891
                                                  ============     ============
SUPPLEMENTAL CASH FLOW INFORMATION
    Interest paid                                 $    110,067     $         --
                                                  ============     ============
    Income taxes paid                             $         --     $         --
                                                  ============     ============

                 See accompanying notes and accountants' report.

                             S.A.F.E. SYSTEMS, INC.
                             ----------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                           DECEMBER 31, 2000 AND 1999
                           --------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------

The Company's operations consist principally of computer consulting services provided domestically and the development of new computer technologies.

The Company has employed all of its shareholders since the inception of the Company.

Equipment and leasehold improvements are stated at cost. The cost OF equipment is depreciated over the estimated useful lives of the related assets. The cost of leasehold improvements is depreciated over the lesser of the length of the related leases or the estimated useful lives of the assets. Depreciation is computed on the straight-line method for financial reporting purposes and on the modified accelerated cost recovery system method for income tax purposes. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When equipment is sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations. The useful lives of equipment and leasehold improvements for purposes of computing depreciation are:

     Equipment                          3 - 5 years
     Leasehold improvements             Length of lease - 5 years

Depreciation expense was $29,120 and $11,147 for the years ended December 31, 2000 and 1999, respectively.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Research and development expenses are charged to operations as incurred and are included in cost of operations.

The Company provides for estimated losses on accounts receivable based on prior bad debt experience and a review of existing receivables. Based on these factors, there is provision for doubtful accounts of $30,000 and $25,000 for the years ended December 31, 2000 and 1999, respectively.

                  -----------------------------------------

The Company's policy is to prepare its financial statements on the accrual basis which includes recording revenue when earned and expenses when incurred. The Company prepares its tax return on a cash basis which includes recognizing income when received and expenses when paid.

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Advertising costs are charged to expense as incurred and are included in selling, general and administrative expense.

Deferred income taxes are provided on the temporary differences between financial and taxable income. The principle differences result from the company using the cash basis method of accounting for tax purposes and the accrual basis method for financial reporting purposes.

The Company maintains a profit sharing plan for all eligible employees. Employer contributions are determined by an annual resolution of the Board of Directors and cannot exceed 10% of eligible compensation.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company sustained losses of $304,325 and $214,128 in 1999 and 2000, respectively. The Company had an accumulated deficit of approximately $451,523 at December 31, 2000. These factors raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to obtain the additional financing necessary to achieve a level of sales that will enable it to sustain its operations. No assurance can be given that the Company will be successful in these efforts.

MAJOR CUSTOMERS
---------------

The Company had three significant customers during 2000 and 1999. Sales to these three customers aggregated approximately 86% and 82% of the Company's consulting revenues, respectively.

                  -----------------------------------------

RELATED PARTY TRANSACTIONS
--------------------------

At December 31, 2000 and 1999 the Company is indebted to a shareholder in the amount of $76,850 and $62,850, respectively. No interest is charged on this debt and the debt is not evidenced by a note document.

During 1999 the company purchased $27,871 of equipment from a shareholder.

The Company is obligated under a lease agreement for office space at 901 North Batavia Avenue, Batavia, Illinois. The lease agreement is for a period of five years commencing on May 1, 1999 and ending on April 30, 2004. Rental payments for the years ended December 31, 2000 and 1999 ranged from $8,750 to $9,015 per month. The following are future minimum lease payments for the years ending December 31:

                       2001                 $110,344
                       2002                  113,688
                       2003                  117,108
                       2004                   39,420
                                            --------
                                            $380,560
                                            ========

The lessor, known as Compana Properties, is a partnership in which a shareholder of the company has a minority interest. Rent expense to the related party for the years ended December 31, 2000 and 1999 was $107,120 and $70,000, respectively. There is no provision for renewal in the lease.

DEFERRED SALARIES
-----------------

At December 31, 2000 three shareholders and three employees have voluntarily deferred payment of $42,417 in salaries. There are no repayment terms and the elective deferral is not evidenced in writing.

OTHER ASSETS
------------

At December 31, 2000 and 1999 the company purchased credit card processing equipment. This equipment is stated at cost. Some of the equipment is being used in testing of new technologies developed by the company and the remainder of the equipment is being stored in the company's offices. The company has not yet determined whether this equipment will be kept for company use or held for resale. The cost of this equipment at December 31, 2000 and 1999 was $47,272 and $24,839, respectively.

                  -----------------------------------------

EQUIPMENT LEASING
-----------------

The Company leases computer equipment under operating leases expiring in various years through 2003.

Minimum future rental payments under these operating leases having remaining terms in excess of one year as of December 31, 2000 for each of the next five years and in aggregate are:

                              Years Ending December 31,

                              2001             $33,498
                              2002              17,043
                              2003               7,879
                              2004                  --
                              2005                  --
                                               -------
                                               $58,420
                                               =======

Rental for these leases was $74,983 and $65,820 for the years ended December 31, 2000 and 1999, these expenses are included in cost of operations.

OFFICE LEASE
------------

In addition to the lease referred to in the related party transactions footnote the company also is obligated under a lease agreement for space at 241 Oswalt Avenue, Batavia, Illinois. The lease agreement is for a period of three years commencing on July 1, 1999 and ending on June 30, 2002. Rental payments for the years ended December 31, 2000 and 1999 ranged from $1,700 to $1,750 per month. The following are future minimum lease payments for the years ending December 31:

                              2001             $21,300
                              2002              10,800
                                               -------
                                               $32,100
                                               =======

Rent expense for this lease was $20,700 and $10,200 for the years ending December 31, 2000 and 1999, respectively. There is no provision for renewal in the lease.

                  -----------------------------------------

401(K) PROFIT SHARING PLAN
--------------------------

The Company maintains a 401(k) profit sharing plan and trust covering substantially all employees. Employees who have completed one day of service and have attained the age of 21 are eligible to participate in the plan. Employer contributions to the plan are discretionary and limited to 10% of the compensation contributed as an elective deferral by an employee. For the years ended December 31, 2000 and 1999 there were no employer contributions. At December 31, 2000 the company was in arrears in depositing employee deferrals to the plan trust, penalties related to this issue have not been quantified by the company.

INCOME TAXES
------------

At December 31, 2000 the Company has a net operating loss of $133,922 from 1999, which can be used to offset future taxable income. For 2000, the Company will also have a taxable loss for use in offsetting future taxable income, the amount of this loss has not yet been quantified. The 1999 and 2000 carryforwards will expire in 2019 and 2020, respectively.

LINE OF CREDIT
--------------

At December 31, and 1999 the Company had a line of credit from a bank for additional short-term borrowings in the amount of $500,000 at an interest rate of 1.5% above prime rate of the bank. The line was secured by the Company's assets. The loan facility was terminated when the accounts receivable purchase agreement commenced.

ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
--------------------------------------

At December 31, 2000 the Company had an accounts receivable purchase agreement with a bank for additional short-term borrowings in the amount of 80% of account receivables pledged, not to exceed $500,000. This agreement is secured by the Company's assets. Upon the purchase of a receivable the bank establishes a reserve in the amount of 20% of the receivable purchased, this reserve is refunded when the receivable is collected by the bank. The Company is charged a 2% finance charge on the average daily account balance outstanding and an administration fee of .75% of the face amount of each purchased receivable. At December 31, 2000 the bank had purchased $94,600 of the Company's outstanding receivables. In the event of a customer's default, the Company must repurchase the receivable from the bank. At December 31, 2000 the Company is contingently liable in the amount of $75,680 relating to such receivables sold with recourse. During the year ended December 31, 2000 the Company has sold a total of $202,607 of receivables. At December 31, 2000 the bank is holding a reserve of $18,920. The agreement terminates on October 11, 2001.

                   -----------------------------------------

SHORT-TERM DEBT
---------------

Following is a summary of short-term debt at December 31:

                                                     2000            1999
                                                 ------------    ------------
     12% Convertible subordinated
     debentures due December 31, 2000            $         --    $    775,000

     Amount due ROI Corporation as
     part of January 31, 2001 purchase
     See subsequent event footnote
     There is no interest charge                      300,000              --
                                                 ------------    ------------
                                                 $    300,000    $    775,000
                                                 ============    ============

SUBSEQUENT EVENTS
-----------------

On January 31, 2001, ROI Corporation acquired all of the outstanding common stock of the Company in a business combination to be accounted for under the purchase method.

SOFTWARE SALE
-------------

On September 15, 2000 the Company entered into a software and intellectual property non-exclusive purchase agreement with NewCo. As part of the agreement the company provided NewCo with the most recent test and production versions of its stored value platform and transaction processing systems. In exchange for this and other items NewCo assumed $1,400,000 of the Company's debenture holders accrued debt including principal and interest.

(B) PRO FORMA FINANCIAL INFORMATION. The pro forma financial statements of ROI Corporation required to be filed pursuant to this section follow.

Return On Investment Corporation
Consolidated Pro Forma Condensed Balance Sheets
                                                 June 30, 1999     June 30, 2000
Assets:
Cash                                              $   910,012       $    66,068
Accounts Receivable                                   616,603           943,104
Other Current Assets                                  102,783           287,974
                                                  -----------------------------
                                                    1,629,398         1,297,146
Equipment                                           1,154,738         1,275,833
Accumulated Depreciation                             (173,160)         (410,600)
                                                  -----------------------------
                                                      981,578           865,233
                                                  -----------------------------
                                                  $ 2,610,976       $ 2,162,379
                                                  =============================
Liabilities and Stockholders' Equity
   (Deficit)
Liabilities:
Accounts Payable and Accrued Expenses             $   620,947       $ 1,255,279
Deferred Revenue                                      179,277           523,062
Notes Payable - Current                               179,540           405,209
                                                  -----------------------------
                                                      979,764         2,183,550
Notes Payable - Long Term                           1,575,605           522,817
                                                  -----------------------------
                                                    2,555,369         2,706,367
                                                  -----------------------------
Stockholders' Equity (Deficit)
Common Stock                                          178,818           182,424
Retained Earnings (Deficit)                          (123,211)         (726,412)
                                                  -----------------------------
                                                       55,607          (543,988)
                                                  -----------------------------
                                                  $ 2,610,976       $ 2,162,379
                                                  =============================

Results Oriented Integration Corporation
Consolidated Pro Forma Condensed Income Statements
                                                  Year Ending       Year Ending
                                                 June 30, 1999     June 30, 2000

Sales                                             $ 4,150,316       $ 5,629,265

Royalties, Materials, and Supplies                    138,277           146,061
Salaries                                            2,441,017         3,513,050
Advertising and Marketing                              34,846           314,492
Consultants and Outside Services                      343,886           423,299
Depreciation                                          135,302           240,515
Employee Benefits                                     182,435           269,919
Rent and Occupancy                                    156,150           230,509
Supplies                                              135,369           131,345
Telecommunications                                    200,508           227,644
Travel                                                 74,146            85,055
Interest Income                                          (106)           (1,013)
Interest Expense                                       69,306           158,648
Other General & Administrative                        364,432           492,942
                                                  -----------------------------
                                                    4,275,568         6,232,466
                                                  -----------------------------
Net Loss                                          $  (125,252)      $  (603,201)
                                                  =============================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Return On Investment Corporation


                                        /s/ Charles Pecchio Jr.
                                        -----------------------
Date 4/11/01
                                        Charles Pecchio Jr.

                                        President and Chief Executive Officer